SUPPLEMENT TO THE TREASURY FUND - ADVISOR C CLASS OCTOBER 28, 1997
PROSPECTUS
The following information replaces similar information found in "Who May Want to Invest" on page 3.
In general, Daily Money Class shares have lower costs than Capital Reserves Class, Class B and Class C shares because Daily Money Class shares do not have a sales charge and have lower 12b-1 fees. Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Daily Money Class shares after seven years. If you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. Class C shares do not convert to another class of shares. See "Transaction Details," page 14, for CDSC information. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares and purchase amounts of more than $1,000,000 generally will not be accepted for Class C shares. See "How to Buy Shares," page 10 for more information on the maximum purchase amount for Class C shares.
The following information replaces similar information found in "How to Buy Shares" on page 10.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN

The following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 17.
THE CDSC ON CLASS C SHARES MAY BE WAIVED
1. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 701/2, which are permitted without penalty pursuant to the Internal Revenue Code;
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or
4. In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the fund's SAI.
Your investment professional should call Fidelity for more information.




SUPPLEMENT TO THE
TREASURY FUND ADVISOR C CLASS STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997
The following information replaces similar information found under the heading "Additional Purchase, Exchange and Redemption Information" on page 9.
CLASS C WAIVERS. The contingent deferred sales charge (CDSC) on Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or (4) in connection with any redemptions from an employee benefit plan (including 403(b) programs, but otherwise as defined by ERISA).
A sales load waiver form must accompany these transactions.